UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

WaterBridge Infrastructure LLC

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42850 (Commission File Number)	33-4546086 (IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200
Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230‑8864

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	WBI	New York Stock Exchange NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 6, 2025, WBI Operating LLC (the “Issuer”), a subsidiary of WaterBridge Infrastructure LLC (the “Company”), completed the previously announced private placement (the “Offering”) of $825 million aggregate principal amount of 6.250% Senior Notes due 2030 (the “2030 Notes”) and $600 million aggregate principal amount of 6.500% Senior Notes due 2033 (the “2033 Notes,” and together with the 2030 Notes, the “Notes”). The Offering was upsized from an initial offering size of $1,400,000,000 aggregate principal amount of the Notes. The net proceeds from the Offering, together with cash on hand, will be used to repay all outstanding borrowings under the legacy term loan facilities and for general corporate purposes and working capital. As of September 29, 2025, there was an aggregate amount of $1.712 billion outstanding borrowings under the legacy term loan facilities.

In connection with the Offering, the Issuer and each of the Guarantors (as defined below) entered into (i) an indenture, dated as of October 6, 2025 (the “2030 Notes Indenture”), with UMB Bank, N.A., as trustee, relating to the issuance of the 2030 Notes and (ii) an indenture, dated as of October 6, 2025 (the “2033 Notes Indenture” and, together with the 2030 Notes Indenture, the “Indentures”), with UMB Bank, N.A., as trustee, relating to the issuance of the 2033 Notes. The Indentures contain customary terms, events of default and covenants relating to, among other things, the incurrence of debt, the payment of dividends or similar restricted payments, undertaking transactions with the Issuer’s unrestricted affiliates, and limitations on asset sales.

The Notes are guaranteed (the “Guarantees”), jointly and severally, on a senior unsecured basis by all of the Issuer’s existing subsidiaries (collectively, the “Guarantors”).

The Notes and the Guarantees were issued and sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereunder. The Notes were resold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act. The Notes and Guarantees have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

At any time prior to October 15, 2027, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the 2030 Notes (including any additional notes) issued under the 2030 Indenture at a redemption price equal to 106.250% of the principal amount of the notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with an amount of cash not greater than the net cash proceeds of one or more equity offerings. At any time prior to October 15, 2029, the Issuer may also redeem all or a part of the 2030 Notes of such series at a redemption price equal to 100% of the principal amount of the notes redeemed plus the applicable premium set forth in the 2030 Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Issuer may also redeem all or a part of the 2030 Notes at the redemption prices set forth in the 2030 Indenture, plus accrued and unpaid interest, if any, on the notes redeemed, to, but excluding, the applicable redemption date.

At any time prior to October 15, 2028, the Company may on any one or more occasions redeem up to 40% of the aggregate principal amount of the 2033 Notes (including any additional notes) issued under the 2033 Notes Indenture, at a redemption price of 106.500%, of the principal amount of the 2033 Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, with an amount of cash not greater than the net cash proceeds of one or more equity offerings. At any time prior to October 15, 2030, the Company may also redeem all or a part of the 2033 Notes, at a redemption price equal to 100% of the principal amount of the 2033 Notes redeemed plus the applicable premium, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Issuer may also redeem all or a part of the 2033 Notes, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, on the notes redeemed, to, but excluding, the applicable redemption date.

If a Change of Control (as defined in the Indentures) occurs with respect to any series of notes (along with a downgrade of the notes by two rating agencies), the Issuer may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the purchase date.

The Notes and the Guarantees rank equally in right of payment with all of the Issuer’s and the Guarantors’ existing and future senior indebtedness and senior to all of the Issuer’s and the Guarantors’ future subordinated indebtedness. The Notes and the Guarantees are effectively subordinated in right of payment to all of the Issuer’s and the Guarantors’ existing and future secured debt, including debt under the Issuer’s revolving credit agreement, to the extent of the value of the assets securing such debt, and will be structurally subordinated to all liabilities of any future subsidiaries of the Issuer that do not guarantee the Notes.

The summaries of the Indentures set forth in this Item 1.01 do not purport to be complete and are qualified by reference to such agreements, copies of which are being filed as Exhibit 4.1 and Exhibit 4.2 hereto and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION
4.1	Indenture, dated as of October 6, 2025, by and among WBI Operating LLC, the guarantors party thereto and UMB Bank, N.A., as trustee, relating to the issuance of the 2030 Notes.
4.2	Indenture, dated as of October 6, 2025, by and among WBI Operating LLC, the guarantors party thereto and UMB Bank, N.A., as trustee, relating to the issuance of the 2033 Notes.
4.3	Form of 6.250% Senior Note due 2030 (included in Exhibit 4.1).
4.4	Form of 6.500% Senior Note due 2033 (included in Exhibit 4.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERBRIDGE INFRASTRUCTURE LLC

By: /s/ Scott L. McNeely

Name: Scott L. McNeely

Title: Executive Vice President, Chief Financial Officer

Dated: October 6, 2025